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                                                                    Exhibit 23.2

CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the captions "Selected financial data" and "Experts" and to the use of our report dated January 28, 2000, in the Registration Statement (Form S-1) and related Prospectus of Luminex Corporation for the registration of shares of its common stock.

                                          /s/ Ernst & Young LLP

Austin, Texas
February 3, 2000

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